Exhibit 99.2

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
                                                       Joint Filer Information


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Name                     Address                     Designated Filer     Issuer & Ticker Date of Event Signature
                                                                                   Symbol Requiring
                                                                                          Reporting

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Novartis Corpoation      608 Fifth Avenue            Novartis AG          Eon Labs, Inc.  2/20/05       Novartis Corpoation
                         New York, NY 10020, USA                          (ELAB)
                                                                                                        By: /s/ Martin Henrich
                                                                                                        Name: Martin Henrich
                                                                                                        Title: Executive Vice
                                                                                                               President

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Zodnas Acquisition Corp. c/o Novartis Corporation    Novartis AG          Eon Labs, Inc. 2/20/05        Zodnas Acquisition Corp.
                         608 Fifth Avenue                                 (ELAB)
                         New York, NY 10020, USA                                                        By: /s/ Urs A. Naegelin
                                                                                                        Name: Urs A. Naegelin
                                                                                                        Title: Director
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